Exhibit 10.19

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  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

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                                SUPPLY AGREEMENT





                                 by and between



                               BSMD VENTURES, INC.





                                       and



                               INAMED CORPORATION





                         effective as of January 3, 2001


                                      - i -

                                Table of Contents

                                                                      Page
        ARTICLE I......................................................1
    1.1 "Affiliate"....................................................1
    1.2 "BSMD Know How"................................................1
    1.3 "Change of Control"............................................1
    1.4 "FDA"..........................................................2
    1.5 "Field"........................................................2
    1.6 "First Commercial Sale"........................................2
    1.7 "GAAP".........................................................2
    1.8 "Gross Margin".................................................2
    1.9 "Gross Revenue"................................................2
    1.10"Initial Transfer Price".......................................2
    1.11"Microspheres".................................................2
    1.12"Microspheres Specifications"..................................2
    1.13"Net Sales"....................................................2
    1.14"Notified Body"................................................3
    1.15"Patent Rights"................................................3
    1.16"PMA"..........................................................3
    1.17"Products" and "Product".......................................3
    1.18"Supplemental Transfer Price"..................................3
    1.19"Territory"....................................................3
    1.20"Third Party"..................................................3
    1.21Additional Definitions.........................................3
        ARTICLE II.....................................................4
    2.1 Supply.........................................................4
    2.2 Initial Transfer Price.........................................4
    2.3 Payment Terms..................................................4
    2.4 Delivery.......................................................4
    2.5 Microspheres Supply............................................5
    2.6 Orders; Forecasts..............................................5
    2.7 Conformance to Specifications..................................5
    2.8 Remedy for Nonconforming Microspheres..........................5
    2.9 Remedy for Interruption of Supply..............................6
    2.10Regulatory Matters.............................................6
    2.11Manufacturing Put Right........................................6
        ARTICLE III....................................................7
    3.1 Payment Obligation.............................................7
    3.2 Payment Period.................................................7
    3.3 Quarterly Reports and Payments.................................7
    3.4 Method of Payment, Interest on Overdue Amounts; No Set-Offs....8
    3.5 Foreign Exchange Conversions...................................8
    3.6 Right to Audit.................................................8
    3.7 Responsibility for Taxes.......................................9
        ARTICLE IV.....................................................9
    4.1 Up-front Payments..............................................9
    4.2 Milestones.....................................................9
                                      -i-

    4.3 Number and Timing of Payments.................................10
    4.4 Payment of Milestones.........................................10
        ARTICLE V.....................................................10
    5.1 Additional Consultation.......................................10
    5.2 Development and Marketing.....................................10
    5.3 Improvements..................................................10
        ARTICLE VI....................................................10
    6.1 Due Organization, Authority and Non-Contravention.............10
    6.2 Intellectual Property.........................................11
    6.3 BSMD's Warranties.............................................11
    6.4 Limitation of Warranties......................................11
    6.5 Indemnities...................................................11
    6.6 Limitation on Indemnity.......................................11
    6.7 Indemnification Procedures....................................11
    6.8 Insurance.....................................................12
        ARTICLE VII...................................................12
    7.1 Term..........................................................12
    7.2 Breach........................................................12
    7.3 BSMD Right to Terminate.......................................12
    7.4 Sale of Inventory.............................................13
    7.5 Effect of Termination.........................................13
    7.6 BSMD's Obligation on Termination under Section 7.3(b).........13
    7.7 Waiver of Defaults............................................13
        ARTICLE VIII..................................................13
    8.1 Confidentiality...............................................13
    8.2 Public Announcements..........................................14
        ARTICLE IX....................................................14
    9.1 Good Faith Negotiation........................................15
    9.2 Arbitration...................................................15
    9.3 Remedies......................................................15
    9.4 Attorney's Fees...............................................15
        ARTICLE X.....................................................15
   10.1 Notices.......................................................16
   10.2 Governing Law.................................................16
   10.3 Severability..................................................16
   10.4 Headings......................................................16
   10.5 Entire Agreement; Amendment...................................16
   10.6 Assignment....................................................16
   10.7 Force Majeure.................................................16
   10.8 Non-Waiver....................................................17
   10.9 Limitation on Liabilities.....................................17
   10.10Disclaimer of Agency..........................................17
   10.11Counterparts..................................................17

Exhibit A - Costs of Goods Sold
Exhibit B - Description of Microspheres
Exhibit C - Microspheres Specifications

                                SUPPLY AGREEMENT

     This Supply Agreement (this "Agreement") is made and effective as of this 3rd day of January, 2001 (hereinafter referred to as the "Effective Date"), by and between BSMD Ventures, Inc., a corporation organized and existing under the laws of Delaware with offices at 1050 Hingham Street, Rockland, Massachusetts 01752 ("BSMD"), and Inamed Corporation, a corporation organized and existing under the laws of Delaware with offices at 11 Penn Plaza, Suite 946, New York, New York 10001 ("Inamed").

                                    RECITALS

     WHEREAS,  BSMD is a medical device company  engaged in, among other things,
the   business  of   developing,   manufacturing   and   marketing   proprietary
bioengineered acrylic beads referred to as microspheres;

     WHEREAS, Inamed is a surgical and medical device company engaged in, among other things, the business of developing, manufacturing and marketing medical devices for plastic and reconstructive surgery and the aesthetic medicine market;

     WHEREAS, Inamed desires to exclusively purchase from BSMD, and BSMD desires to exclusively supply to Inamed, microspheres for use solely in specified products sold by Inamed;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and considerations set forth herein, the parties hereto mutually agree as follows:

ARTICLE I

                                   DEFINITIONS

     The following terms shall have the meanings set forth in this Article I:

1.1 "Affiliate" of a particular party shall mean all corporations or business entities which, directly or indirectly, are controlled by, control, or are under common control with such party. For this purpose, the meaning of the word "control" shall mean (a) in the case of corporate entities, direct or indirect ownership of fifty percent (50%) or more of the voting shares or interest of such corporation or business entity having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

1.2 "BSMD Know How" shall mean all scientific and medical information and technical data invented, developed or acquired by or on behalf of or under the control of BSMD as of the Effective Date relating to the use or sale of Microspheres in the Field.

1.3 "Change of Control" means (a) a merger, consolidation or other transaction or series of related transactions as a result of which persons who were shareholders of Inamed immediately prior thereto would not immediately thereafter beneficially own (as defined in Rule 13d-3 promulgated under the

                                     - 1 -
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     Securities  Exchange Act of 1934,  as amended  ("Exchange  Act"),  at least fifty percent (50%) of the combined voting power of Inamed or the surviving entity immediately after such transaction; or (b) any one person or "group," as such terms are used in Section 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under an employee benefit plan of Inamed), together with any of such person's "affiliates" or "associates," as such terms are used in the Exchange Act, becoming the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the outstanding securities of Inamed.

1.4  "FDA" shall mean the United States Food and Drug Administration.

1.5  "Field" shall mean [****].

1.6 "First Commercial Sale" shall mean the first sale in any country of a Product to a customer, made after all applicable regulatory clearances and approvals to market have been received in such country. Sales for test marketing or clinical trial purposes shall not be considered to constitute a "First Commercial Sale."

1.7 "GAAP" shall mean United States generally accepted accounting principles, consistently applied.

1.8 "Gross Margin" shall mean Net Sales minus cost of goods sold, divided by Net Sales, expressed as a percent, all calculated in accordance with GAAP to the extent applicable and consistent with the past practices of Inamed. Inamed's cost of goods shall be based on the direct and indirect manufacturing costs historically allocated to the [****] in which its [****] products are manufactured, as further described in Exhibit A. BSMD and Inamed shall mutually agree in writing to any material change (e.g. in excess of [****]) in the allocation of indirect costs, such agreement not to be unreasonably withheld by either party.

1.9 "Gross Revenue" shall mean the amount invoiced by Inamed or its Affiliates to Third Parties for the sale of Products.

1.10 "Initial Transfer Price" shall mean [****] per each cubic centimeter of [****] volume of Microspheres in [****], with a testing protocol to be agreed upon by the parties prior to the First Commercial Sale.

1.11 "Microspheres" shall mean BSMD's proprietary bioengineered acrylic beads, as described in Exhibit B hereto, which are manufactured in accordance with the Microspheres Specifications.

1.12 "Microspheres Specifications" shall mean the specifications for Microspheres which are set forth on Exhibit C hereto, and any further or different specifications as may hereafter be agreed upon by the parties and set forth in an amendment to Exhibit C.

1.13 "Net Sales" shall mean Gross Revenues less the following: (i) cash, quantity or other discounts actually given or rebates paid by Inamed or its Affiliates to Third Parties; (ii) credits, refunds and allowances actually given to customers for returns, rejections and recalls; (iii) charges for freight, insurance and transportation specifically included in the amount billed; and (iv) sales and use taxes, duties or other government tariffs and similar taxes incurred and government mandated rebates; all calculated in accordance with GAAP to the extent applicable and consistent with the past practices of Inamed.

1.14 "Notified Body" shall mean that entity or those entities contracted for in accordance with European Union rules and regulations to determine the compliance of the Products with the applicable sections of the Medical Devices Directive and/or to obtain CE marking for the Products.

1.15 "Patent Rights" shall mean BSMD's patents and patent applications, and all patents and patent applications, foreign or domestic, filed by or issued, licensed or assigned to BSMD as of the date of this Agreement in the Territory, together with any and all patents that have issued therefrom, including any and all divisions, continuations, continuations-in-part, extensions, provisionals, additions or reissues of or to any of the aforesaid patents and patent applications, but only insofar as any of the foregoing relate to the use or sale of Microspheres in the Field.

1.16 "PMA" shall mean a premarket approval application under Section 515 of the U.S. Federal, Food, Drug and Cosmetic Act, as amended.

1.17 "Products" and "Product" shall mean Inamed's products in the Field, as of such time as such products include as a component Microspheres.

1.18 "Supplemental Transfer Price" shall mean the supplemental portion of the price, if any, at which Inamed purchases Microspheres from BSMD as set forth in Section 3.1 of the Agreement.

1.19 "Territory" shall mean the world.


1.20 "Third Party" shall mean any party other than BSMD, BSMD's Affiliates, Inamed, or Inamed's Affiliates.

1.21 Additional Definitions. Each of the following definitions as set forth in the section of this Agreement indicated below:

          Definition                                             Section
          ----------                                             -------
          Business Day                                              3.4
          Exchange Act                                              1.3
          Independent Auditors                                      3.6

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
                                   ARTICLE II

                               MICROSPHERES SUPPLY

2.1 Supply. During the term of and subject to this Agreement, BSMD shall be obligated to supply exclusively to Inamed in the Territory Microspheres conforming with the Specifications annexed hereto as Exhibit C for use in Products in the Field, and hereby grants to Inamed the exclusive right to use Microspheres in its Products in the Field which incorporate BSMD Know How and Patent Rights, provided that BSMD shall retain all right, title and interest in and to the BSMD Know How and the Patent Rights. Payments made by Inamed under Sections 4.1, 4.2(b) and 4.2(c) shall be in consideration for the rights granted under the prior sentence. Inamed shall be obligated to purchase microspheres exclusively from BSMD and shall agree not to purchase any microspheres from any Third Party for use in Inamed products in the Field. BSMD shall expressly prohibit any Third Party purchaser of Microspheres from using such Microspheres in products in the Field and further agrees that it will not sell Microspheres to any Third Party if BSMD knows that such Third Party intends to use such Microspheres in products in the Field. If, after the sale of Microspheres to a Third Party, BSMD learns that such Third Party has undertaken to develop or sell products in the Field which incorporate those Microspheres, then BSMD shall immediately cease supplying Microspheres to such Third Party. BSMD shall have no obligations with respect to the supply of Microspheres for use in products outside of the Field, and Inamed shall have no right to use Microspheres outside of the Field, including without limitation for use in Inamed's [****] for the treatment of [****].

2.2 Initial Transfer Price. Inamed shall pay BSMD the Initial Transfer Price, subject to increase from time to time, but not more often than annually:
     (a) with respect to BSMD's cost of raw materials, in percentage not more than [****]% of its documented increase in such costs; and (b) with respect to labor, overhead and other elements of BSMD's cost of goods manufactured, for the effect of inflation based on the Consumer Price Index for the Northeastern United States, or the Consumer Price Index of the country of manufacturing as adjusted for foreign exchange fluctuation, if manufactured outside of the United States. BSMD shall notify Inamed in writing of any increase in this Initial Transfer Price pursuant to this Section 2.2 at least [****] days prior to its effective date. Notwithstanding the foregoing, after giving effect to the foregoing adjustments in no event will the price of Microspheres for one cubic centimeter of Product, assuming a maximum Microsphere concentration of [****] percent ([****]%) in a single cubic centimeter of Product, exceed $[****].

2.3 Payment Terms. Payment to BSMD of the Initial Transfer Price for any supply of Microspheres shall be due and payable in U.S. Dollars [****] ([****]) days after invoice by BSMD to Inamed for such Microspheres. Payments not received on or before [****] days after the Due Date shall bear interest at the rate which is the lesser of (a) [****] percent ([****]%) per month, compounded annually, or (b) the maximum lawful interest rate permitted under applicable law.

2.4 Delivery. Unless otherwise agreed in writing, the Microspheres will be sold to Inamed, F.O.B. BSMD's facilities in Paris, France or such other locations as specified in writing by BSMD from time to time. Any order by Inamed may be canceled or changed prior to acceptance by BSMD and thereafter with the written consent of BSMD. Unless Inamed requests

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     otherwise,  all Microspheres ordered by Inamed shall be packed for shipment and stored in accordance with BSMD's standard commercial practices. It is Inamed's obligation to notify BSMD of any special packaging requirements, which shall be at Inamed's expense. BSMD shall deliver Microspheres into the possession of a common carrier designated by Inamed no later than the date specified for such delivery on the relevant purchase order for such Microspheres. If Inamed does not designate a common carrier by such date, then BSMD may do so on Inamed's behalf. Risk of loss and damage to the Microspheres shall pass to Inamed upon the delivery of such Microspheres to the designated common carrier.

2.5 Microspheres Supply. BSMD shall use commercially reasonable efforts to supply to Inamed all requirements of the Microspheres requested by Inamed, but BSMD shall have no obligation to supply Inamed with quantities of Microspheres during any quarter in excess of [****] percent ([****]%) of the quantity forecasted by Inamed for such quarter (the "[****]% Forecast"). Whether or not BSMD elects to accept a firm order for a quantity of Microspheres in excess of the [****]% Forecast, if BSMD is unable to supply [****] percent ([****]%) of Inamed's firm orders of the Microspheres, up to the [****]% Forecast, for more than [****] days, Inamed shall have the right to assume the manufacture of its requirement of Microspheres in accordance with Section 2.9 below.

2.6 Orders; Forecasts. At least [****] days prior to the start of each calendar quarter, Inamed shall provide BSMD with a firm purchase order for the total amount of the Microspheres to be ordered for shipment during each month of such quarter and an estimate of its Microspheres requirements for each of the next three (3) quarters (each such estimate updating previous estimates and adding an estimate for the next succeeding quarter). Each firm quarterly purchase order will be no less than [****] percent ([****]%) of the preceding quarter's estimate for such quarter. In addition, at such time as such firm quarterly purchase order is submitted, each estimate for the next succeeding quarter (i.e., the quarter immediately after the quarter for which such firm purchase order is submitted) shall be within [****] percent ([****]%) of the immediately preceding estimate for such quarter, and each estimate for the second quarter thereafter shall be within [****] percent ([****]%) of the immediately preceding estimate for such quarter.

2.7 Conformance to Specifications. BSMD shall deliver a certificate of analysis with each lot of Microspheres specifying the results of analysis to show conformance with the applicable Microspheres Specifications. Each such lot shall be deemed accepted by Inamed unless BSMD receives written notice of rejection of the lot (due to the failure of Microspheres to comply with the Microspheres Specifications as of the time the lot was received by Inamed) within [****] days after Inamed's receipt of the Microspheres. If BSMD does not agree with Inamed that the supplied lot fails to conform to the Microspheres Specifications, the matter may be submitted to an independent laboratory acceptable to both parties in order to resolve the discrepancy in the analysis of the Microspheres rejected. The cost of assay by the independent laboratory shall be borne by the party whose analysis was in error.

2.8 Remedy for Nonconforming Microspheres. If Inamed considers any BSMD shipment not to conform to the applicable Microspheres Specifications, Inamed shall notify BSMD as provided in Section 2.7 and provide BSMD with the relevant analysis. BSMD'S SOLE OBLIGATION AND INAMED'S EXCLUSIVE REMEDY

     FOR ANY SUCH NONCONFORMITY SHALL BE, AT BSMD'S OPTION, EITHER:

     (a) BSMD shall at its own expense accept return of any shipment not accepted, or else reimburse Inamed for the reasonable cost of disposal or destruction; or

     (b) BSMD shall use commercially reasonable efforts to replace the non-conforming shipment with conforming Microspheres within [****] days of Inamed's notice of nonconformity.
          For purposes hereof, replacement may include reprocessing of the Microspheres, so long as such reprocessing is mutually agreed upon by the parties and conforms to applicable law and regulation, including FDA current Good Manufacturing Practices.

2.9 Remedy for Interruption of Supply. If for any reason BSMD fails to supply Inamed with [****] percent ([****]%) of Inamed's firm orders of
     the  Microspheres,   up  to  the  [****]%   Forecast,  for  more  than
     [****] days, BSMD shall, AS INAMED'S SOLE AND EXCLUSIVE
     REMEDY FOR ANY FAILURE TO SUPPLY MICROSPHERES, grant Inamed an immediately-effective, [****] license to manufacture Microspheres and make knowledgeable personnel reasonably available, at BSMD's expense, to consult with Inamed, all to the extent necessary to enable Inamed to manufacture Microspheres that would otherwise have been supplied by BSMD hereunder. Any such license shall be subject to a royalty equal to [****] percent ([****]%) of Net Sales (which shall be paid in lieu of the Initial Transfer Price and the Supplemental Transfer Price payments) and shall have such other terms and conditions as shall be set forth in the form of manufacturing license agreement to be mutually agreed upon by the parties, acting in good faith. Inamed acknowledges that, in doing the foregoing, BSMD will not be providing a "turnkey" operation. Rather, BSMD will only be required to make reasonably available to Inamed the best standard of knowledge and information then available to BSMD and actually used in its manufacture of Microspheres.

2.10 Regulatory Matters. On reasonable notice and during normal business hours, BSMD shall allow an Inamed representative and one or more representatives of a Notified Body, of the FDA and/or of any other health or medical device regulatory agency access to the manufacturing, filling, packaging, labeling, warehousing, storage and quality control equipment and facilities utilized with respect to Microspheres being produced pursuant to this Agreement, and to all applicable records relating to manufacturing, filling, labeling, warehousing, storage, packaging, and quality control of Microspheres being produced pursuant to this Agreement. BSMD shall notify Inamed of any such Notified Body or FDA inspection or inspections by any other health or medical device regulatory agency related to Microspheres being produced pursuant to this Agreement and shall allow an Inamed representative to be present during same.

2.11 Manufacturing Put Right. During the term of this Agreement, BSMD shall have the right, at any time upon [****] months prior written notice to Inamed, to cease manufacturing Microspheres and, immediately upon provision of such notice, shall grant to Inamed an immediately-effective, nonexclusive license to manufacture Microspheres for use in the Field and make knowledgeable personnel reasonably available, at BSMD's expense, to consult with Inamed, all to the extent necessary to enable Inamed to produce

     Microspheres that would otherwise have been supplied by BSMD hereunder. Any such license shall be subject to a royalty equal to [****] percent ([****]%) of Net Sales (which shall be paid in lieu of the Initial Transfer Price and the Supplemental Transfer Price set forth in Article III hereof) and shall have such other terms and conditions as shall be set forth in a Manufacturing License Agreement (the "Manufacturing License Agreement"), the terms and conditions of which shall be negotiated in good faith by the parties and shall be attached as Exhibit D to this Agreement on or before [****]. The Manufacturing License Agreement shall be immediately effective without further action by BSMD or Inamed upon notice by Inamed, given within the [****] period after BSMD gives notice of its intention to cease manufacturing Microspheres, hat Inamed intends to manufacture the Microspheres for use in the Field.

                                  ARTICLE III

                           SUPPLEMENTAL TRANSFER PRICE

3.1 Payment Obligation. In addition to the Initial Transfer Price, Inamed shall pay to BSMD a Supplemental Transfer Price equal to the following percentages of the Net Sales of the Products sold by Inamed and its
     Affiliates:

     (a) [****] ([****]%) of Net Sales if Inamed's Gross Margin is equal to or less than [****] ([****]%);

     (b)  [****]  ([****]%)  of Net Sales if Inamed's  Gross Margin is
          greater  than  [****]   percent   ([****]%)  but  less  than
          [****]  ([****]%); and

     (c) [****] ([****]%) of Net Sales if Inamed's Gross Margin is equal to or greater than [****] ([****]%).

3.2  Payment  Period.   The  Supplemental   Transfer  Price  payment  obligation
     described in Section 3.1 above shall commence on the Effective Date and shall continue for the term of the Agreement, subject to the provisions of
     Section 2.9 and 2.11.

3.3 Quarterly Reports and Payments. Not later than [****] days after the end of each calendar quarter, Inamed shall deliver to BSMD a quarterly statement, setting forth, on a jurisdiction-by-jurisdiction basis, during the preceding calendar quarter as to: (a) Inamed's commercially reasonable best estimate of the aggregate Net Sales received by Inamed or its Affiliates for such Products; (b) Inamed's Gross Margin on such estimated Net Sales; and (c) the Supplemental Transfer Price, if any, payable on such estimated Net Sales pursuant to this provision. Payment to BSMD of all amounts due on such estimated Net Sales shall accompany such report. Not later than [****] days after the end of each calendar quarter, Inamed shall deliver to BSMD a definitive quarterly statement, setting forth, on a jurisdiction-by-jurisdiction basis, during the preceding calendar quarter as to: (a) the aggregate Net Sales received by Inamed or its Affiliates for such Products; (b) Inamed's Gross Margin on such Net Sales; and (c) the Supplemental Transfer Price, if any, payable on such Net Sales pursuant to this provision, and shall tender with such definitive quarterly statement any additional payment due to BSMD on Net Sales in such quarter in excess of the previously-delivered payment of amounts due on estimated Net Sales.

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3.4  Method of Payment,  Interest on Overdue Amounts; No Set-Offs.  All payments hereunder shall be made by check or wire transfer to such bank and account as BSMD may from time to time designate in writing. All payments shall be made in U.S. Dollars. Whenever any payment hereunder shall be stated to be due on a day which is not a day that banks are open for business in Boston, Massachusetts (a "Business Day"), such payment shall be made on the immediately succeeding Business Day. Payments hereunder shall be considered to be made as of the day on which they are received at BSMD's designated bank. All payments due hereunder but not paid on or before [****] days after the due date shall bear interest (in U.S. Dollars) at the rate which is the lesser of: (i) [****] per cent ([****]%) per month or (ii) the maximum lawful interest rate permitted under applicable law. Such interest shall accrue on the balance of unpaid amounts from time to time outstanding from the date on which portions of such amounts become due and owing until payment thereof in full. No part of any amount payable to BSMD hereunder may be reduced due to any counterclaim, set-off, adjustment or other right which Inamed might have against BSMD, any other party or otherwise. Calculations and determination of amounts payable hereunder shall be made using GAAP.

3.5 Foreign Exchange Conversions. If any Net Sales are stated in a currency other than U.S. Dollars, then, for the purpose of calculating the amount due to BSMD hereunder, such Net Sales shall be converted into U.S. Dollars at the exchange rate between those two currencies which is equal to the average of the exchange rate most recently quoted in The Wall Street Journal in New York as of the first and last business day of the month for which such amounts are being paid (or such other method, utilizing publicly available sources, as Inamed may from time to time generally utilize in its currency accounting procedures, consistent with GAAP, in which case Inamed shall promptly notify BSMD of such change). If no such exchange rate has been quoted in The Wall Street Journal in New York at any time during the twelve (12) month period preceding the date on which such amount becomes due to BSMD (or such other publicly available source as Inamed may from time to time designate), such Net Sales shall be deemed to be equal to the Net Sales for such Product most recently charged by Inamed in U.S. Dollars.

3.6 Right to Audit. Inamed agrees to make and keep full and accurate books and records in sufficient detail to enable amounts payable to BSMD hereunder to be determined. BSMD shall have the right to appoint an independent accounting firm ("Independent Auditor"), to make a special audit of the books and records of Inamed that pertain to the calculation of Net Sales and Gross Margin. The Independent Auditor shall treat as confidential all information obtained in such audit and shall not disclose the same to BSMD or others, except that the Independent Auditor may disclose to BSMD such information as may pertain to the calculation of amounts due hereunder. On [****] days' prior written notice to Inamed, but no more than once during any calendar year (unless BSMD, in good faith, has a concern about specific inaccuracy, in which case more than once per year), the Independent Auditor shall have full access to the books and records of Inamed necessary to confirm the amounts which are due to BSMD under this Agreement, and such Independent Auditor shall have the right to make copies therefrom at Inamed's expense. The Independent Auditor shall have such access during normal business hours. Prompt adjustment shall be made to reflect the results of such audit. If it is determined following such audit that the amount of Net Sales or Gross Margin for the period covered by such audit was understated by Inamed by at least [****] percent ([****]%), then Inamed shall reimburse BSMD for the reasonable out-of-pocket costs of such audit incurred by BSMD within [****] days after Inamed's demand therefor, along with the shortfall of Supplemental Transfer Price payments, and with interest on the shortfall amount from the date originally due to the date of payment at the rate which is the lesser of: (i) [****] per cent ([****]%) per month and (ii) the maximum lawful interest rate permitted under applicable law.

3.7 Responsibility for Taxes. Taxes now or hereafter imposed with respect to the transactions contemplated hereunder (with the exception of income taxes or other taxes imposed upon BSMD and measured by the gross or net income of
     BSMD) shall be the responsibility of Inamed, and, if paid or required to be paid by BSMD, the amount thereof shall be added to and become a part of the amounts payable by Inamed hereunder. Notwithstanding the foregoing, if Inamed is required to withhold taxes from any amount payable by Inamed hereunder, then Inamed shall pay to BSMD an additional amount as may be necessary so that BSMD will receive, after deduction of such withholding tax, the amount which BSMD would have received in the absence of such withholding tax.

                                   ARTICLE IV

                        UP-FRONT PAYMENTS AND MILESTONES

4.1 Up-front Payments. In addition to all other amounts payable to BSMD hereunder, Inamed shall pay to BSMD by wire transfer: (i) [****] Dollars ($[****]) within [****] ([****]) days after the execution of this Agreement; and (ii) an additional [****] Dollars ($[****]) on [****].

4.2 Milestones. As additional consideration for the rights granted to Inamed hereunder, Inamed shall pay to BSMD the following amounts upon achievement, prior to the expiration or termination of this Agreement, of each of the following applicable milestones:

     (a) If in the period of [****] starting with the first day of the first fiscal quarter after [****], and/or if in any subsequent [****] period beginning on a [****] anniversary of the first day of the first fiscal quarter after [****] (or in such shorter period if the expiration or termination of this Agreement shall occur before the conclusion of such [****] period), Inamed receives in excess of [****] ($[****]) of Net Sales for the sale of Products in the Territory in such period, for each such period, an amount equal to [****] percent ([****]%) of the difference between the Net Sales received by Inamed for the sale of Products in the Territory for such period and [****] Dollars ($[****]);

     (b) [****] Dollars ($[****]) upon [****] of Inamed's PMA for the use of the Product [****]; and

     (c) [****] Dollars ($[****]) upon [****] of a specific label claim for the Product that such Product is [****] for a period [****].

4.3 Number and Timing of Payments. Each of the milestone payments in Section 4.2(b) and (c) above shall be payable one time only. The milestone payment in Section 4.2(a), if due, shall be paid on a quarterly basis, starting with the first quarter within each XXXXXXXXXXX period for which such payment is due, until the end of such period, in accordance with each of the procedures and other terms and conditions applicable to the payment of the Supplemental Transfer Price set forth in Sections 3.3 to 3.7 above. The payments made by Inamed under Sections 4.1, 4.2(b) and 4.2(c) shall be in consideration of the grant of rights to the BSMD Know How and the Patent Rights pursuant to this Agreement.

4.4 Payment of Milestones. Inamed shall promptly and, in any case, within thirty (30) days, notify BSMD in writing of the occurrence of each of the milestones set forth above. Within five (5) business days after the date of such notice, Inamed shall pay to BSMD, in U.S. Dollars by wire transfer, the milestone payments set forth above.

                                   ARTICLE V

                             ASSISTANCE; DEVELOPMENT

5.1 Additional Consultation. BSMD shall make available to Inamed, on a reasonable consultation basis, such advice of its technical personnel as may reasonably be requested by Inamed in connection with its development of any Products. Inamed agrees to reimburse BSMD for the reasonable and customary charges or the time of such personnel when consulting for Inamed at Inamed's facilities or at any place other than BSMD's facilities. Upon receipt by Inamed of copies of receipts or other appropriate evidence of expenditures by BSMD, Inamed shall reimburse BSMD for reasonable travel expenses (coach class airfare in the United States and business class airfare outside the United States, ground transportation, lodging and meals) for travel incurred by BSMD at the request of Inamed while rendering services hereunder.

5.2 Development and Marketing. Inamed shall be responsible for the development of Products at its sole cost. Inamed shall exclusively own all rights to, and bear the cost and expense of, any submissions required to obtain pre-marketing government approvals or any other approvals necessary to commercialize the Products in each country of the Territory. Inamed shall use commercially reasonable efforts to develop, register, manufacture, market, and sell the Products.

5.3 Improvements. BSMD agrees to use reasonable efforts to inform Inamed of any material improvements made to the Microspheres from time to time.

                                   ARTICLE VI

             REPRESENTATIONS, WARRANTIES, INDEMNITIES AND INSURANCE

6.1 Due Organization, Authority and Non-Contravention. Each party represents and warrants to the other that it is duly organized and validly existing under the laws of the state of its organization, that it has the requisite corporate authority to execute and deliver this Agreement and to perform its obligations hereunder, and that the execution and performance of its obligations hereunder are not and will not be in violation of or in conflict with any material obligation it may have to any third party.

6.2 Intellectual Property. BSMD represents and warrants that it is the sole and exclusive owner or exclusive licensee of all right, title and interest in and to the BSMD Know How and the Patent Rights.

6.3 BSMD's Warranties. BSMD represents and warrants that any Microspheres supplied by it to Inamed hereunder for use in the Products:

     (a) shall conform to the Microsphere Specifications in effect as of the order date therefor; and

     (b) shall not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetics Act at the time of shipment.

6.4 Limitation of Warranties. THE FOREGOING WARRANTIES ARE IN LIEU OF, AND THE PARTIES EACH DISCLAIM, ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR ARISING BY LAW, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

6.5 Indemnities. Inamed shall indemnify, defend and hold BSMD harmless from any and all third-party claims to the extent arising from, in connection with, based upon, by reason of, or relating in any way to the formulation, development, supply, production, manufacture, sale, delivery, distribution or use of the Products by Inamed or its Affiliates, including without limitation any claim, action or damages arising out of any alleged infringement of any intellectual property right by reason of the manufacture, importation, use or sale of Products or Microspheres when incorporated in Products.

6.6 Limitation on Indemnity. Notwithstanding anything to the contrary set forth elsewhere herein, Inamed shall not be obligated to indemnify BSMD for claims or liabilities to the extent arising from BSMD's, or its Affiliates' or assigns', negligence, intentional misconduct, or breach of its duties, obligations, warranties or representations set forth herein.

6.7 Indemnification Procedures. Whenever indemnification is provided for by Inamed under this Agreement, such right of indemnification shall extend also to BSMD's Affiliates, officers, directors, shareholders, successors, assigns, agents, employees, and insurers to the extent the same become subject to such claim in such capacity. BSMD shall provide Inamed with written notice of any claim or action within [****] days of its receipt thereof and shall afford Inamed the right to control the defense and settlement of such claim or action. BSMD shall provide reasonable assistance to Inamed in the defense of such claim or action. If the defendants in any such action include both BSMD and Inamed, and either party concludes that there may be legal defenses available to it which are different from, additional to, or inconsistent with, those available to the other, BSMD shall have the right to select separate counsel to participate in the defense of such action on its behalf, and Inamed shall bear the cost and expense of such separate defense. Should Inamed determine not to defend such claim or action, BSMD shall have the right to maintain the defense of such claim or action and Inamed agrees to provide reasonable assistance to it in the defense of such claim or action and to bear the reasonable cost and expense of such defense (including attorneys' and experts' fees and expenses). Neither party shall settle any such claim or action in a way that prejudices or adversely impacts the other party without the prior approval of the other party (which approval shall not be unreasonably withheld or delayed).

6.8 Insurance. During the term of this Agreement, Inamed, at its own expense, shall maintain product liability insurance for the Products, including broad form contractual liability coverage, in an amount consistent with current Inamed insurance for its collagen-based facial implant products. Inamed shall use its best efforts to make BSMD an additional insured on such policies with respect to the Products and shall provide certificates of insurance evidencing such coverage in respect of this Agreement, from time to time as reasonably requested by BSMD.

                                  ARTICLE VII

                                  TERMINATION

7.1 Term. This Agreement will become effective on the Effective Date and, unless sooner terminated as elsewhere provided in this Agreement, shall continue in full force and effect for a period of eighteen (18) full years after the Effective Date, provided that the Agreement shall automatically extend for a period of up to two (2) additional years if and to the extent that the Parties are negotiating a new agreement.

7.2 Breach. Upon the failure of either party hereto to comply with any of its obligations and conditions contained herein, the other party shall be entitled, without prejudice to any other rights conferred on it herein, to terminate this Agreement upon not less than [****] days written notice of such default, provided that the party in default has failed to cure such default within such [****] day period; provided that, the parties agree and acknowledge that it shall not be a breach of this Agreement (either for the purposes of termination under this Agreement, for the purposes of recovering damages from BSMD or for any other reason) if, despite BSMD's compliance with Section 2.1 of this Agreement, a third party purchases Microspheres from BSMD and uses such Microspheres to develop and sell a product in the Field.

7.3  BSMD  Right to  Terminate.  BSMD  shall  have the right to  terminate  this
     Agreement:

     (a) Immediately with respect to the rights granted herein in all countries of the Territory other than the United States if Inamed has not made the First Commercial Sale of the Product in the European Union by [****];

     (b) Immediately with respect to the rights granted herein in the United States if Inamed has not, on or before [****], received definitive FDA approval to market and sell its Products in the United States:

     (c) upon [****] days prior written notice to Inamed if Inamed or any successor to Inamed ceases to actively market the Product and abandon its objective of growing sales of the Product;

     (d) upon [****] days prior written notice to Inamed or any Inamed successor if Inamed or any such successor to Inamed in a Change of Control (i) is marketing and selling, or determines to seek FDA approval to market and sell, any product which competes either directly or indirectly with the Product, or (ii) ceases to actively market the Product and abandon its objective of growing sales of the Product.

     7.4 Sale of Inventory. In the event of any early termination of any rights granted herein pursuant to Section 7.3, Inamed shall promptly make an accounting to BSMD of the inventory of all Products which it and its Affiliates and their respective agents and distributors have on hand in such country or countries, if any, as of the date of such termination, and said parties shall thereafter have the right for a period of [****] months after said termination to sell such inventory of Products, provided that the Net Sales thereof shall be subject to the provisions of Article III above and so payable to BSMD and shall count toward the calculation of Gross Revenue for purposes of Article IV above.

7.5 Effect of Termination. Termination or expiration of this Agreement, either in whole or in part, for any reason, shall be without prejudice to:

     (a) BSMD's right to receive all Initial Transfer Prices, Supplemental Transfer Prices, fees and/or milestones accrued to it and unpaid on the effective date of such termination or expiration or thereafter in accordance with the terms of this Agreement;

     (b) the rights and obligations of the parties provided in Sections 5.2, 6.4, 6.5, 6.6, this Section 7.5, and Articles VIII, IX and X of this Agreement; and

     (c) any other rights or remedies then or thereafter available to either party under this Agreement or otherwise.

7.6 BSMD's Obligation on Termination under Section 7.3(b). If BSMD terminates this Agreement with respect to the United States pursuant to Section 7.3(b) because Inamed has failed to obtain definitive FDA approval to market and sell its Products in the United States, then BSMD shall be obligated, within [****] days of the termination of this Agreement for such reason, [****].

7.7 Waiver of Defaults. The rights granted either party to terminate this Agreement, either in whole or in part, prior to the expiration of its term, shall not be affected in any way by that party's waiver of or failure to take action with respect to any previous default hereunder.

                                  ARTICLE VIII

                                CONFIDENTIALITY
                                ---------------

8.1 Confidentiality. In the course of performance under this Agreement or during the discussions leading thereto, a party may disclose, or may have disclosed, to the other confidential information belonging to such party in writing, orally or by demonstration or sample, which information is marked or stated in writing to be "confidential" or "trade secret" information, or where the circumstances of the disclosure and/or the nature of the information otherwise reasonably give notice of the confidential character of the information. All such confidential information of a party shall be maintained in confidence by the other and will not be used by the other party for any purpose except as authorized hereunder. Each party shall exercise, and shall cause its Affiliates, employees, agents and consultants to exercise, a reasonable degree of care and at least the same degree of care as it uses to protect its own confidential information of similar nature to preserve the confidentiality of such information of the other party. Each party shall safeguard such information against disclosure to third parties, including without limitation employees and persons working or consulting for such party that do not have an established, current need to know such information for purposes authorized under this Agreement. This obligation of confidentiality does not apply to information and material:

     (a) that are properly in the possession of the receiving party, without any restriction on use or disclosure, prior to receipt from the other party;

     (b) that are at the time of disclosure hereunder in the public domain by public use, publication, or general knowledge;

     (c) that become general or public knowledge through no fault of the receiving party or its Affiliates following disclosure hereunder;

     (d) that are properly obtained by the receiving party from a third party not under a confidentiality obligation to the disclosing party hereto;

     (e)  that are  documented  to have been  independently  developed  by or on
          behalf  of  the  receiving   party  without  the   assistance  of  the
          confidential information of the other party;

     (f) to the extent the same are required to be disclosed by law, that are requested by subpoena or order of any court or governmental authority; provided, however, that the receiving party shall use its reasonable commercial efforts to give the disclosing party prior written notice of any such disclosure so as to afford the disclosing party a reasonable opportunity to seek, at the expense of the disclosing party, such protective orders or other relief as may be available in the circumstances.

8.2 Public Announcements. Neither party shall make any public announcement or other publication regarding this Agreement (whether as to the existence or terms hereof) without the prior, written consent of the other party, which consent shall not be unreasonably withheld; provided that the foregoing shall not prohibit any disclosure which is required by any applicable law or by any competent governmental authority or to any prospective lender or investor as part of its due diligence investigations, so long as such lender or investor has entered into a written confidentiality agreement with respect to the existence and terms of this Agreement.

                                   ARTICLE IX



                               DISPUTE RESOLUTION

9.1 Good Faith Negotiation. The parties agree that, upon written notice of a dispute under this Agreement, they will attempt for [****] days to resolve that dispute by negotiation. In the event a dispute cannot be resolved by good faith negotiation, either party may commence arbitration proceedings as specified in Section 9.2 below.

9.2 Arbitration. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally settled by binding arbitration conducted in the English language in Boston, Massachusetts if initiated by Inamed or in Los Angeles, California if initiated by BSMD, under the commercial arbitration rules then in effect of the American Arbitration Association ("AAA"). Each party shall appoint an arbitrator within [****] days after the initiation of the arbitration, and the two arbitrators so appointed shall jointly appoint a third arbitrator listed on AAA's approved list of arbitrators; provided, however, that if they cannot agree within [****] days after the second party-appointed arbitrator is appointed (or if one party refuses to appoint an arbitrator within [****] days after the initiation of the arbitration), then this third arbitrator shall be appointed by the President of the AAA from the list of AAA's approved arbitrators within [****] days after the relevant time period. The arbitrators may proceed to an award notwithstanding the failure of the other party to participate in the proceedings. Discovery shall be limited to the mutual exchange of documents relevant to the dispute, controversy or claim. Depositions shall not be permitted unless agreed to by both parties. The arbitrators shall be authorized to grant interim relief, including relief to prevent the destruction of goods or documents involved on the dispute, protect trade secrets and provide for security for a prospective monetary award. In no event shall punitive damages be assessed against either party. The prevailing party shall be entitled to an award of reasonable attorney fees incurred in connection with the arbitration in such amount as may be determined by the arbitrators. The award of the arbitrators shall be the sole and exclusive remedy of the parties and shall be enforceable in any court of competent jurisdiction, subject only to revocation on grounds of fraud, manifest disregard of law or clear bias on the part of the arbitrators. Notwithstanding anything contained in this Section to the contrary, each party shall have the right to institute judicial proceedings against the other party or anyone acting by, through or under such other party, in order to enforce the instituting party's rights hereunder through reformation of contract, specific performance, injunction or similar equitable relief.

9.3 Remedies. The demand for one remedy shall not be deemed to constitute a waiver or estoppel with regards to any or all other available remedies for the specific breach or default in question.

9.4 Attorney's Fees. In the event it is necessary to file suit seeking reformation of contract, specific performance, injunction or similar equitable relief, the court shall award the prevailing party its damages, costs and expenses, including reasonable attorney's fees.

                                    ARTICLE X


                                     GENERAL

10.1 Notices. Any notice or report required or permitted to be given or made under this Agreement by either party to the other shall be in writing, sent by hand or by registered or express mail or courier, postage prepaid, addressed to such other party "Attention: President," at its address indicated at the beginning of this Agreement, or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee. Either party may change such address or contact person by giving written notice to the other party pursuant to this Agreement.

10.2 Governing Law. This Agreement shall be governed by, and any arbitration hereunder shall apply, the laws of the Commonwealth of Massachusetts, without reference to its conflicts of laws principles and rules.

10.3 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement should be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10.4 Headings. The subject headings of the Articles and Sections of this Agreement are included for the purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

10.5 Entire Agreement; Amendment. This Agreement contains the entire understanding of the parties with respect to the matters contained herein and supersedes any previous agreements (oral, written or otherwise) and may be altered or amended only by a written instrument duly executed by both parties hereto.

10.6 Assignment. This Agreement is binding upon and shall inure to the benefit of the successors and permitted assigns of the parties hereto. This Agreement, in whole or in part, shall not be assignable by either party hereto to any Third Party without the prior written consent of the other party hereto, except that either party may assign this Agreement without such consent (a) to an Affiliate of the assigning party and (b) in connection with the acquisition of all or substantially all of the capital stock or assets of the assigning party related to this Agreement, whether by merger, consolidation or otherwise; so long as with respect to both (a) and (b) above, the assignee confirms in writing that it shall be bound by all of the terms, conditions, limitations and restrictions of this Agreement. Any assignment or attempt at same, except as provided for herein, shall be void and of no effect.

10.7 Force Majeure. No party shall be liable for any delay or failure of performance (excluding payment obligations) to the extent such delay or failure is caused by unforeseeable circumstances beyond its reasonable control and that by the exercise of due diligence it is unable to prevent, including without limitation strike, lockout, acts of war or terrorism, or Acts of God; provided that the party claiming excuse used its commercially reasonable efforts to overcome the same and further provided that performance shall only be excused for such period as might reasonably be required to resolve the problem preventing performance in the exercise of commercially reasonable efforts. Notification of an occurrence of force majeure shall be given in writing by the affected party to the other party as promptly as practicable.

10.8 Non-Waiver. The failure of a party in any one or more instances to insist upon strict performance of any of the terms and conditions of this Agreement shall not constitute a waiver or relinquishment, to any extent, of the right to assert or rely upon any such terms or conditions on any future occasion.

10.9 Limitation on Liabilities. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT (OTHER THAN FOR INDEMNITIES UNDER SECTION 6.4 AND BREACHES OF ARTICLE VIII), NEITHER PARTY SHALL UNDER ANY CIRCUMSTANCES BE LIABLE FOR ANY THIRD PARTY CLAIMS OR FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT OR SPECIAL DAMAGES, OR FOR ANY LOST PROFITS OR SAVINGS ARISING FROM ANY BREACH OF WARRANTY OR THE PERFORMANCE OR BREACH OF ANY OTHER PROVISION OF THIS AGREEMENT OR THE USE OR INABILITY TO USE MICROSPHERES OR THE PRODUCT, OR ANY CLAIMS ARISING IN TORT, PERSONAL INJURY, OR PRODUCT LIABILITY, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. BSMD'S LIABILITY FOR DAMAGES TO THIRD PARTIES FOR DIRECT DAMAGES FOR ANY CAUSE WHATSOEVER, REGARDLESS OF THE FORM OF ANY CLAIM OR ACTION, SHALL NOT EXCEED THE AGGREGATE PRICE PAID FOR MICROSPHERES BY INAMED UNDER THIS AGREEMENT DURING THE THREE (3) MONTHS PRECEDING THE CLAIM.

10.10Disclaimer of Agency. Neither party is, or will be deemed to be, the legal representative or agent of the other, nor shall either party have the right or authority to assume, create, or incur any third party liability or obligation of any kind, express or implied, against or in the name of or on behalf of another except as expressly set forth in this Agreement.

10.11Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.













                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties here executed this Agreement under seal this 3rd day of January, 2001.



BSMD VENTURES, INC.                                        INAMED CORPORATION

By:     /s/ Jean-Marie Vogel                  By:     /s/ Ilan K. Reich
        ------------------------                      --------------------------
Name:       Jean-Marie Vogel                  Name:       Ilan K. Reich
        ------------------------                      --------------------------

Title:      Chairman                          Title:      President & Co-CEO
        ------------------------                      --------------------------

                                    EXHIBIT A

                               Costs of Goods Sold

         Costing methodology for Fremont Manufacturing Operations:

     o Direct Labor is variable labor, which is [****] used directly in making or assembling product. DL is separated out at [****], as labor in certain direct manufacturing departments.

     o Direct Material is the cost of materials used in the product. These are reflected in products' bills of material.

     o    Variable   Manufacturing   Overhead  is  that  portion  of  all  other
          manufacturing-related costs that is variable. VOH will be applied on a basis that reflects its volume usage in each product.

     o    Period/Fixed    Manufacturing    Overhead   is   all   the   rest   of
          manufacturing-related costs (up through [****]). FOM will be applied on a consistent basis, such as a function of Direct Labor Costs.

     Within overhead costs, there will be an allocation of certain general overhead items among the departments. These items include (but are not limited to) facility rent and insurance. This allocation will be based on a fair and equitable allocation basis as determined by accounting.

                                    EXHIBIT B

                           Description of Microspheres

     Microspheres are spherical nonresorbable microbeads. Microspheres are made of [****]. The Microspheres of this [****] are suspended in a [****] solution. Microspheres have been available in Europe since 1987 for vascular occlusion procedures, received the CE Mark in 1997, and FDA approval in 2000.

     Microspheres are spherical, smooth, supple and hydrophilic. Microspheres are translucent and visible with the naked eye in suspension. They are delivered to the target site by a catheter or a syringe. Because Microspheres are spherical and not irregular in shape, they do not tend to aggregate. Microspheres are slightly charged and tend to adhere to the cells permitting them to stay in place. Microspheres which will be supplied in this contract have a size range of [****]. BSMD has developed a technique for verifying the size of the translucent Microspheres.

                                    EXHIBIT C

                               [****] MICROSPHERE
                               ------------------

                     FINAL CONTROL SPECIFICATION XXXXXXXXXXX

         TEST                              ACCEPTANCE CRITERIA
         ----                              ----------------------------
         [****]                            [****]

         [****]                            [****]

         BIOLOGICAL

           Sterility                       Contents are sterile

           [****] test:                    [****]

         [****] EXAMINATION                [****]


         [****] EXAMINATION                [****]

           Particulate                     Particle size  =>[****]   =>[****]
                                                          --------   --------

                                           Quantity
                                           particles/ml    [****]     [****]


         Particle Size Distribution:     The diameter of the beads meet the
                                         following standards:

--------------------------------------------------------------------------------
                                                                    Population
   Size     Color Code             Diameter in  um                    [****]
--------------------------------------------------------------------------------
40-120um      Orange                    [****]                        [****]

--------------------------------------------------------------------------------
100-300um      Gold                     [****]                        [****]

--------------------------------------------------------------------------------
300-500um      Blue                     [****]                        [****]

--------------------------------------------------------------------------------
500-700um      Red                      [****]                        [****]

--------------------------------------------------------------------------------
700-900um     Green                     [****]                        [****]

--------------------------------------------------------------------------------
900-1200um    Violet                    [****]                        [****]

--------------------------------------------------------------------------------


     Note:For each size range, the maximum tolerance is [****] the extended size range.

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